UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 16, 2006

Natus Medical Incorporated

(Exact name of registrant as specified in its charter)

000-33001

(Commission File Number)

Delaware	77-0154833
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1501 Industrial Road

San Carlos, CA 94070

(Address of principal executive offices)

650-802-0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 19, 2006, Natus Medical Incorporated (“Natus”) filed a Current Report on Form 8-K to report that it had entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Jay A. Jones and Mary J. Jones, sole stockholders (the “Stockholders”) of Olympic Medical Corp., a Washington corporation (“Olympic”), pursuant to which Natus purchased from the Stockholders all of the outstanding shares of capital stock of Olympic. This Form 8-K/A is being filed to provide the financial statements described under Item 9.01 below. The financial statements are filed as Exhibits 99.1, 99.2 and 99.3 hereto.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The required financial statements of Olympic Medical Corporation as of and for the year ended December 31, 2005 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

The required financial statements of Olympic Medical Corporation as of and for the nine months ended September 30, 2006 and 2005 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information

The required pro forma balance sheet as of September 30, 2006, and the required pro forma statements of operations for the year ended December 31, 2005 and for the nine months ended September 30, 2006, are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
2.01*	Stock Purchase Agreement dated as of October 16, 2006, which is incorporated herein by reference to Exhibit 2.01 to the Current Report on Form 8-K filed by Natus Medical Incorporated on October 19, 2006

23.1	Consent of Independent Auditors

99.1	Audited Financial Statements of Olympic Medical Corporation as of and for the year ended December 31, 2005

99.2	Unaudited Financial Statements of Olympic Medical Corporation as of and for the nine months ended September 30, 2006 and 2005

99.3	Unaudited Pro Forma Combined Financial Statements

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED
(Registrant)

Dated: December 29, 2006	By:	/s/ Steven J. Murphy .
Steven J. Murphy
Vice President Finance and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.01*	Stock Purchase Agreement dated as of October 16, 2006, which is incorporated herein by reference to Exhibit 2.01 to the Current Report on Form 8-K filed by Natus Medical Incorporated on October 19, 2006

23.1	Consent of Independent Auditors

99.1	Audited Financial Statements of Olympic Medical Corporation as of and for the year ended December 31, 2005

99.2	Unaudited Financial Statements of Olympic Medical Corporation as of and for the nine months ended September 30, 2006 and 2005

99.3	Unaudited Pro Forma Combined Financial Statements

*	Previously filed